Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 3/31/2009					As of 12/31/2008
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	8,512	38	(1,484)	7,066	14.2%	8,564	75	(1,264)	7,375	15.1%
Basic Industry	2,205	11	(348)	1,868	3.8%	2,246	15	(353)	1,908	3.9%
Capital Goods	2,707	35	(220)	2,522	5.1%	2,668	34	(222)	2,480	5.1%
Communications	2,662	41	(208)	2,495	5.1%	2,609	44	(222)	2,431	5.0%
Consumer Cyclical	2,867	26	(360)	2,533	5.1%	2,878	33	(460)	2,451	5.0%
Consumer Non-Cyclical	4,879	88	(166)	4,801	9.7%	4,296	88	(206)	4,178	8.5%
Energy	3,108	41	(247)	2,902	5.9%	2,972	48	(246)	2,774	5.7%
Technology	1,038	13	(65)	986	2.0%	766	9	(71)	704	1.4%
Transportation	1,231	15	(120)	1,126	2.3%	1,237	22	(119)	1,140	2.3%
Industrial Other	707	9	(33)	683	1.4%	718	16	(38)	696	1.4%
Utilities	8,361	96	(545)	7,912	16.0%	8,207	104	(678)	7,633	15.6%
ABS
CDO / CLN [1]	796	4	(625)	175	0.4%	796	7	(630)	173	0.4%
CRE CDO	57	-	(31)	26	0.1%	60	-	(23)	37	0.1%
Credit Card	160	-	(34)	126	0.3%	165	-	(73)	92	0.2%
Home Equity	1,193	1	(588)	606	1.2%	1,108	1	(411)	698	1.4%
Manufactured Housing	145	-	(35)	110	0.2%	148	2	(28)	122	0.2%
Other	192	9	(15)	186	0.4%	196	1	(18)	179	0.4%
CMBS
Non-Agency Backed	2,517	11	(621)	1,907	3.9%	2,535	9	(625)	1,919	3.9%
CMOs
Agency Backed	4,866	286	(24)	5,128	10.4%	5,068	180	(29)	5,219	10.7%
Non-Agency Backed	1,954	2	(756)	1,200	2.4%	1,996	1	(746)	1,251	2.6%
Pass Throughs
Agency Backed	1,374	65	-	1,439	2.9%	1,619	55	-	1,674	3.4%
Non-Agency Backed	139	-	(41)	98	0.2%	141	-	(47)	94	0.2%
Municipals
Taxable	110	5	(1)	114	0.2%	110	4	(1)	113	0.2%
Tax-Exempt	3	-	-	3	-	3	-	-	3	-
Government/Gov Agencies
United States	1,047	131	(29)	1,149	2.3%	1,148	167	(25)	1,290	2.6%
Foreign	1,482	67	(126)	1,423	2.9%	1,377	97	(135)	1,339	2.7%
Preferred Stock Redeemable & Hybrids	1,564	3	(802)	765	1.6%	1,563	6	(607)	962	2.0%

AFS - Fixed Maturities	55,876	997	(7,524)	49,349	100.0%	55,194	1,018	(7,277)	48,935	100.0%
AFS - Equities	464	4	(263)	205		466	9	(187)	288
Total AFS Securities	56,340	1,001	(7,787)	49,554		55,660	1,027	(7,464)	49,223
Trading Securities [2]	2,279	222	(255)	2,246		2,307	255	(229)	2,333
Total AFS & Trading Securities	58,619	1,223	(8,042)	51,800		57,967	1,282	(7,693)	51,556

[1] Includes amortized cost of $600 million as of 3/31/09 and 12/31/2008 respectively, related to Credit-Linked Notes. For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on pg 122 of the 2008 Form 10K.

[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 3/31/2009
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMOs, Pass Throughs	7,865	8,333	6,495	6,147	897	1,411	473	775	-	-
ABS - Home Equity	606	1,193	-	-	-	-	228	428	378	765
CDO	-	-	-	-	-	-	-	-	-	-
Total	8,471	9,526	6,495	6,147	897	1,411	701	1,203	378	765

Rating
AAA	7,520	7,566	6,472	6,123	586	783	241	311	221	349
AA	234	397	5	6	104	190	91	128	34	73
A	148	274	18	17	105	207	6	13	19	37
BBB	160	318	-	-	46	90	50	88	64	140
BB and below	409	971	-	1	56	141	313	663	40	166
Total	8,471	9,526	6,495	6,147	897	1,411	701	1,203	378	765

Origination Year
2004 and prior	3,989	4,148	3,176	3,021	330	410	288	387	195	330
2005	1,411	1,714	912	860	185	272	185	317	129	265
2006	728	1,159	352	333	133	256	189	400	54	170
2007	1,685	1,879	1,397	1,307	249	473	39	99	-	-
2008	546	517	546	517	-	-	-	-	-	-
2009	112	109	112	109	-	-	-	-	-	-
Total	8,471	9,526	6,495	6,147	897	1,411	701	1,203	378	765

Note:	This table does not include the fair value of trading securities totaling $173 million which support our Modco
	reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
	The $173 million in trading securities consisted of $148 million prime, $15 million alt-a, and $10 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 3/31/2009
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	3,506	3,431	3,463	3,366	21	30	20	21	1	1	1	13
2005	1,097	1,132	1,033	1,018	21	31	8	9	4	8	31	66
2006	485	589	393	390	39	82	28	61	13	25	12	31
2007	1,646	1,780	1,510	1,507	28	52	66	133	29	56	13	32
2008	546	517	546	517	-	-	-	-	-	-	-	-
2009	112	109	112	109	-	-	-	-	-	-	-	-
Total	7,392	7,558	7,057	6,907	109	195	122	224	47	90	57	142

Alt-A

	Total		AAA		AA		A	BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	288	387	204	257	57	74	4	11	21	39	2	6
2005	185	317	31	43	11	20	2	3	26	45	115	206
2006	189	400	8	11	22	33	-	-	3	5	156	351
2007	39	99	-	-	-	-	-	-	-	-	39	99
Total	701	1,203	243	311	90	127	6	14	50	89	312	662

Subprime

	Total		AAA		AA		A	BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	195	330	137	206	22	44	10	23	25	53	1	4
2005	129	265	74	129	10	24	5	8	19	40	21	64
2006	54	170	9	14	2	5	4	5	20	48	19	98
Total	378	765	220	349	34	73	19	36	64	141	41	166

Lincoln Financial Group
AFS - Asset-Backed Securities - Consumer Loan
As of 3/31/2009
Amounts in Millions

		Credit Card [1]		Auto Loans
		Fair	Amortized	Fair	Amortized
		Value	Cost	Value	Cost
Rating
AAA		108	134	-	-
BBB		18	26	-	-
Total		126	160	-	-

[1	] -	Additional indirect credit card exposure through structured securities is excluded from this table.
		See "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:		This table does not include the fair value of trading securities totaling $2 million which support our Modco
		reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
		The $2 million in trading securities consisted of $2 million credit card securities.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 3/31/2009
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	1,907	2,517	1,824	2,371	83	146	-	-
CRE CDOs	26	57	-	-	-	-	26	57
Total	1,933	2,574	1,824	2,371	83	146	26	57

Rating
AAA	1,426	1,619	1,367	1,536	52	68	7	15
AA	253	359	253	359	-	-	-	-
A	128	268	85	185	25	44	18	39
BBB	99	197	93	165	5	29	1	3
BB and below	27	131	26	126	1	5	-	-
Total	1,933	2,574	1,824	2,371	83	146	26	57

Origination Year
2004 and prior	1,403	1,659	1,320	1,563	70	77	13	19
2005	270	445	251	369	12	61	7	15
2006	146	286	139	255	1	8	6	23
2007	114	184	114	184	-	-	-	-
Total	1,933	2,574	1,824	2,371	83	146	26	57

Note:	This table does not include the fair value of trading securities totaling $78 million which support
	our Modco reinsurance agreements since investment results for these agreements are passed
	directly to the reinsurers. The $78 million in trading securities consisted of $77 million CMBS
	and $1 million CRE CDOs.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 3/31/2009
Amounts in Millions

	Total		AAA		AA		A	BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	1,403	1,659	1,058	1,138	206	268	97	153	20	42	22	58
2005	270	445	220	283	17	39	12	46	19	44	2	33
2006	146	286	63	82	27	41	16	59	37	64	3	40
2007	114	184	85	116	3	11	3	10	23	47	-	-
Total	1,933	2,574	1,426	1,619	253	359	128	268	99	197	27	131

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 3/31/2009
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt $	%	State	Amt $	%
Office Building	2,598	34%	CA	1,600	21%
Industrial	1,981	26%	TX	643	8%
Retail	1,807	24%	MD	436	6%
Apartment	710	9%	FL	335	4%
Hotel/Motel	283	4%	TN	319	4%
Mixed Use	134	2%	AZ	315	4%
Other Commercial	103	1%	VA	309	4%
Total	7,616	100%	NC	305	4%
			WA	294	4%
			IL	281	4%
			GA	248	3%
Geographic Region	Amt $	%	PA	234	3%
Pacific	2,032	27%	NV	213	3%
South Atlantic	1,778	23%	OH	200	3%
East North Central	791	10%	IN	190	2%
Mountain	738	10%	MA	158	2%
West South Central	691	9%	MN	156	2%
Middle Atlantic	509	7%	NJ	145	2%
East South Central	453	6%	SC	134	2%
West North Central	410	5%	NY	130	2%
New England	214	3%	Below 2%	971	13%
Total	7,616	100%	Total	7,616	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 3/31/2009
Amounts in Millions

			Insured	Total	Total	Total	Total
Monoline Name		Direct Exposure	Bonds [1]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC		-	266	266	1	(77)	190
ASSURED GUARANTY LTD		30	-	30	-	(15)	15
FGIC		-	96	96	1	(40)	57
FSA		-	68	68	1	(11)	58
MBIA		12	117	129	2	(33)	98
MGIC		12	7	19	-	(8)	11
PMI GROUP INC		27	-	27	-	(15)	12
RADIAN GROUP INC		19	-	19	-	(10)	9
XL CAPITAL LTD		72	72	144	1	(37)	108
Total		172	626	798	6	(246)	558

[1	] -	Additional direct exposure through Credit Default Swaps with a notional totaling $50 million is excluded from this table.
[2	] -	Additional indirect insured exposure through structured securities is excluded from this table.
		See "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:		This table does not include the fair value of trading securities totaling $27 million which support our Modco
		reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
		The $27 million in trading securities consisted of $8 million of Direct Exposure and $19 million of Insured Exposure.
		This table also excludes insured exposure totaling $14 million for a guaranteed investment tax credit partnership.